UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

April 27, 2005

(Date of earliest event reported)

RAYOVAC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

Following the completion of its acquisition of United Industries Corporation (“United”) on February 7, 2005, Rayovac Corporation (“Rayovac”) filed certain financial information relating to United and The Nu-Gro Corporation (“Nu-Gro”), a wholly owned subsidiary of United. Additional information regarding the acquisition can be found in Rayovac’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2005 and in the amendment thereto on Form 8-K/A filed with the SEC on April 19, 2005.

Attached hereto as exhibit 99.1, and incorporated herein by reference, are consolidated financial statements of United and subsidiaries at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004. Attached hereto as exhibit 99.2, and incorporated herein by reference, are unaudited consolidated financial statements of Nu-Gro and subsidiaries as of March 31, 2004 and 2003 and September 30, 2003 and for the three and six month periods ended March 31, 2004 and 2003. Attached hereto as exhibit 99.3, and incorporated herein by reference, are consolidated financial statements of Nu-Gro and subsidiaries as of September 30, 2003 and 2002 and for the years then ended. The financial statements of Nu-Gro attached hereto differ from those filed with Rayovac’s amended Current Report on Form 8-K/A, filed with the SEC on April 19, 2005, only in that the notes to the financial statements attached hereto include, as footnotes 12 and 23, respectively, separate information regarding Nu-Gro’s domestic subsidiaries, as of the date of this filing, which are guarantors of certain Rayovac indebtedness. Attached hereto as exhibit 99.4, and incorporated herein by reference, is unaudited pro forma consolidated financial information as of January 2, 2005 and for the three month period then ended.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of United Industries Corporation and subsidiaries at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004.

99.2	Unaudited consolidated financial statements of The Nu-Gro Corporation and subsidiaries as of March 31, 2004 and 2003 and September 30, 2003 and for the three and six month periods ended March 31, 2004 and 2003.

99.3	Audited consolidated financial statements of The Nu-Gro Corporation and subsidiaries as of September 30, 2003 and 2002 and for the years then ended.

99.4	Unaudited pro forma consolidated financial information as of January 2, 2005 and for the three month period then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005	RAYOVAC CORPORATION

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of United Industries Corporation and subsidiaries at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004.

99.2	Unaudited consolidated financial statements of The Nu-Gro Corporation and subsidiaries as of March 31, 2004 and 2003 and September 30, 2003 and for the three and six month periods ended March 31, 2004 and 2003.

99.3	Audited consolidated financial statements of The Nu-Gro Corporation and subsidiaries as of September 30, 2003 and 2002 and for the years then ended.

99.4	Unaudited pro forma consolidated financial information as of January 2, 2005 and for the three month period then ended.